UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

      Date of report (Date of earliest event reported): September 13, 2006

                           Blue Wireless & Data, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              000-26235                             54-1921580
       (Commission File Number)        (I.R.S. Employer Identification No.)

                3001 Knox Street, Suite 401, Dallas, Texas 75205

              (Address of Principal Executive Offices and Zip Code)

                                 (214) 744-0353
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Blue Wireless & Data, Inc. (the "Company") is filing this Current Report on Form 8-K to announce changes to its management team.

(b) Effective September 13, 2006, Christopher "Kit" Chambers resigned as Director and officer of the Company. Effective November 6, 2006, Mr. Scott Sewell resigned as Director and Chief Executive Officer of the Company

(c) (1) Effective November 6, 2006, Mr. Taber Wetz was elected as interim Chief Executive Officer, and Mr. D. Trey Berndt was elected as a Director, President and Corporate Secretary of the Company.


(c) (2) Current Officers and Directors of the Company

Name                               Age                      Position                                 Dates Served
----------------------------------------------------------------------------------------------------------------------------------
M. Taber Wetz                      27       Director, interim Chief Financial Officer   July 5, 2006 to date/April 17, 2006 to date
                                            Interim Chief Executive Officer             November 6, 2006 to date
Dennis G. McLaughlin               41       Director                                    July 5, 2004 to date
D. Trey Berndt                     33       Director, Corporate Secretary               September 13, 2006 to date.

Mr. Berndt currently serves as President of Blue Wireless and Data, directing more than 15employees with integrated operations including sales, marketing, network operations and information technology. He brings more than 10 years of professional management experience in marketing, sales, operations and retail management. From June 1, 2001 to March 15, 2005 Mr. Berndt directed operations for Panaband Internet, a start-up that in less than 3 years grew to a buy-out target with Blue Wireless purchasing the company. Previously, Mr. Berndt directed office of computer accounting consultants, assisted sales and training and directed corporate relations. Mr. Berndt graduated Cum Laude from Oklahoma City University in 1995 with bachelors of arts degrees in Philosophy and Humanities with Phi Etta Sigma Honor Society recognition.

Mr. Wetz's service to the Company is provided pursuant to the terms of the Management Services Agreement between the Company and MAC Partners, LP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            Blue Wireless & Data , Inc.
                           (Registrant)

Date: November 10, 2006     By: /s/ M. Taber Wetz
                            ----------------------------
                            M. Taber Wetz
                            Chief Financial Officer